Exhibit (a)(104)

MORGAN STANLEY INSTITUTIONAL FUND, INC.

ARTICLES SUPPLEMENTARY

MORGAN STANLEY INSTITUTIONAL FUND, INC., a Maryland corporation (the “Corporation”), does hereby certify to the State Department of Assessments and Taxation of Maryland (the “Department”) that:

FIRST: The Corporation is registered as an open-end investment company under the Investment Company Act of 1940.

SECOND: The Board of Directors of the Corporation (the “Board of Directors”), at a meeting duly convened and held on April 20-21, 2022 adopted resolutions which:

(i)        increased the total number of shares of stock that the Corporation has authority to issue to one hundred twenty-one billion two hundred fifty million (121,250,000,000) shares of common stock;

(ii)       established three (3) additional portfolios of common stock, each such portfolio consisting of five (5) classes, designated as American Resilience Portfolio – Class I, American Resilience Portfolio – Class A, American Resilience Portfolio – Class R6, American Resilience Portfolio – Class C, American Resilience Portfolio – Class IR, International Resilience Portfolio – Class I, International Resilience Portfolio – Class A, International Resilience Portfolio – Class R6, International Resilience Portfolio – Class C, International Resilience Portfolio – Class IR, Sustainable Emerging Markets Portfolio – Class I, Sustainable Emerging Markets Portfolio – Class A, Sustainable Emerging Markets Portfolio – Class R6, Sustainable Emerging Markets Portfolio – Class C and Sustainable Emerging Markets Portfolio – Class IR; and

(iii)      classified 625,000,000 shares of common stock as shares of American Resilience Portfolio – Class I, 625,000,000 shares of common stock as shares of American Resilience Portfolio – Class A, 625,000,000 shares of common stock as shares of American Resilience Portfolio – Class R6, 625,000,000 shares of common stock as shares of American Resilience Portfolio – Class C, 625,000,000 shares of common stock as shares of American Resilience Portfolio – Class IR, 625,000,000 shares of common stock as shares of International Resilience Portfolio – Class I, 625,000,000 shares of common stock as shares of International Resilience Portfolio – Class A, 625,000,000 shares of common stock as shares of International Resilience Portfolio – Class R6, 625,000,000 shares of common stock as shares of International Resilience Portfolio – Class C, 625,000,000 shares of common stock as shares of International Resilience Portfolio – Class IR, 625,000,000 shares of common stock as shares of Sustainable Emerging Markets Portfolio – Class I, 625,000,000 shares of common stock as shares of Sustainable Emerging Markets Portfolio – Class A, 625,000,000 shares of common stock as shares of Sustainable Emerging Markets Portfolio – Class R6, 625,000,000 shares of common stock as shares of Sustainable Emerging Markets Portfolio – Class C and 625,000,000 shares of common stock as shares of Sustainable Emerging Markets Portfolio – Class IR.

THIRD: The terms applicable to the classes of common stock designated and classified as set forth above, including any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, as set by the Board of Directors, are the same as the terms of the existing classes of common stock which are set forth in the Articles of Restatement of the Corporation, as amended and supplemented (the “Charter”).

FOURTH: As of immediately before the increase in the number of authorized shares as set forth above, the total number of shares of stock of all classes that the Corporation had authority to issue was one hundred eleven billion eight hundred seventy-five million (111,875,000,000) shares of common stock, par value $0.001 per share, having an aggregate par value of one hundred eleven million eight hundred seventy-five thousand dollars ($111,875,000) and designated and classified in the following portfolios and classes:

NAME OF CLASS	NUMBER OF SHARES OF COMMON STOCK CLASSIFIED AND ALLOCATED

Active International Allocation Portfolio – Class I	500,000,000 shares
Active International Allocation Portfolio – Class A	1,000,000,000 shares
Active International Allocation Portfolio – Class L	500,000,000 shares
Active International Allocation Portfolio – Class R6	500,000,000 shares
Active International Allocation Portfolio – Class C	500,000,000 shares
Active International Allocation Portfolio – Class T	500,000,000 shares
Active International Allocation Portfolio – Class IR	500,000,000 shares
Advantage Portfolio – Class I	500,000,000 shares
Advantage Portfolio – Class A	1,000,000,000 shares
Advantage Portfolio – Class L	500,000,000 shares
Advantage Portfolio – Class R6	500,000,000 shares
Advantage Portfolio – Class C	500,000,000 shares
Advantage Portfolio – Class T	500,000,000 shares
Advantage Portfolio – Class IR	500,000,000 shares
Asia Opportunity Portfolio – Class I	500,000,000 shares
Asia Opportunity Portfolio – Class A	500,000,000 shares
Asia Opportunity Portfolio – Class R6	500,000,000 shares
Asia Opportunity Portfolio – Class C	500,000,000 shares
Asia Opportunity Portfolio – Class T	500,000,000 shares
Asia Opportunity Portfolio – Class IR	500,000,000 shares
China Equity Portfolio – Class I	500,000,000 shares
China Equity Portfolio – Class A	500,000,000 shares
China Equity Portfolio – Class R6	500,000,000 shares
China Equity Portfolio – Class C	500,000,000 shares
China Equity Portfolio – Class IR	500,000,000 shares
Counterpoint Global Portfolio – Class I	500,000,000 shares
Counterpoint Global Portfolio – Class A	500,000,000 shares
Counterpoint Global Portfolio – Class R6	500,000,000 shares
Counterpoint Global Portfolio – Class C	500,000,000 shares
Counterpoint Global Portfolio – Class T	500,000,000 shares
Counterpoint Global Portfolio – Class IR	500,000,000 shares
2

Developing Opportunity Portfolio – Class I	500,000,000 shares
Developing Opportunity Portfolio – Class A	500,000,000 shares
Developing Opportunity Portfolio – Class R6	500,000,000 shares
Developing Opportunity Portfolio – Class C	500,000,000 shares
Developing Opportunity Portfolio – Class IR	500,000,000 shares
Emerging Markets Fixed Income Opportunities Portfolio – Class I	500,000,000 shares
Emerging Markets Fixed Income Opportunities Portfolio – Class A	1,000,000,000 shares
Emerging Markets Fixed Income Opportunities Portfolio – Class L	500,000,000 shares
Emerging Markets Fixed Income Opportunities Portfolio – Class R6	500,000,000 shares
Emerging Markets Fixed Income Opportunities Portfolio – Class C	500,000,000 shares
Emerging Markets Fixed Income Opportunities Portfolio – Class T	500,000,000 shares
Emerging Markets Fixed Income Opportunities Portfolio – Class IR	500,000,000 shares
Emerging Markets Leaders Portfolio – Class I	500,000,000 shares
Emerging Markets Leaders Portfolio – Class A	1,000,000,000 shares
Emerging Markets Leaders Portfolio – Class L	500,000,000 shares
Emerging Markets Leaders Portfolio – Class R6	500,000,000 shares
Emerging Markets Leaders Portfolio – Class C	500,000,000 shares
Emerging Markets Leaders Portfolio – Class T	500,000,000 shares
Emerging Markets Leaders Portfolio – Class IR	500,000,000 shares
Emerging Markets Portfolio – Class I	500,000,000 shares
Emerging Markets Portfolio – Class A	1,000,000,000 shares
Emerging Markets Portfolio – Class L	500,000,000 shares
Emerging Markets Portfolio – Class R6	500,000,000 shares
Emerging Markets Portfolio – Class C	500,000,000 shares
Emerging Markets Portfolio – Class T	500,000,000 shares
Emerging Markets Portfolio – Class IR	500,000,000 shares
Global Concentrated Portfolio – Class I	500,000,000 shares
Global Concentrated Portfolio – Class A	500,000,000 shares
Global Concentrated Portfolio – Class R6	500,000,000 shares
Global Concentrated Portfolio – Class C	500,000,000 shares
Global Concentrated Portfolio – Class T	500,000,000 shares
Global Concentrated Portfolio – Class IR	500,000,000 shares
Global Core Portfolio – Class I	500,000,000 shares
Global Core Portfolio – Class A	500,000,000 shares
Global Core Portfolio – Class R6	500,000,000 shares
Global Core Portfolio – Class C	500,000,000 shares
Global Core Portfolio – Class T	500,000,000 shares
Global Core Portfolio – Class IR	500,000,000 shares
Global Endurance Portfolio – Class I	500,000,000 shares
3

Global Endurance Portfolio – Class A	500,000,000 shares
Global Endurance Portfolio – Class R6	500,000,000 shares
Global Endurance Portfolio – Class C	500,000,000 shares
Global Endurance Portfolio – Class T	500,000,000 shares
Global Endurance Portfolio – Class IR	500,000,000 shares
Global Focus Real Estate Portfolio – Class I	625,000,000 shares
Global Focus Real Estate Portfolio – Class A	625,000,000 shares
Global Focus Real Estate Portfolio – Class R6	625,000,000 shares
Global Focus Real Estate Portfolio – Class C	625,000,000 shares
Global Focus Real Estate Portfolio – Class IR	625,000,000 shares
Global Franchise Portfolio – Class I	500,000,000 shares
Global Franchise Portfolio – Class A	1,000,000,000 shares
Global Franchise Portfolio – Class L	500,000,000 shares
Global Franchise Portfolio – Class R6	500,000,000 shares
Global Franchise Portfolio – Class C	500,000,000 shares
Global Franchise Portfolio – Class T	500,000,000 shares
Global Franchise Portfolio – Class IR	500,000,000 shares
Global Infrastructure Portfolio – Class I	500,000,000 shares
Global Infrastructure Portfolio – Class A	1,000,000,000 shares
Global Infrastructure Portfolio – Class L	500,000,000 shares
Global Infrastructure Portfolio – Class R6	500,000,000 shares
Global Infrastructure Portfolio – Class C	500,000,000 shares
Global Infrastructure Portfolio – Class T	500,000,000 shares
Global Infrastructure Portfolio – Class IR	500,000,000 shares
Global Insight Portfolio – Class I	500,000,000 shares
Global Insight Portfolio – Class A	1,000,000,000 shares
Global Insight Portfolio – Class L	500,000,000 shares
Global Insight Portfolio – Class R6	500,000,000 shares
Global Insight Portfolio – Class C	500,000,000 shares
Global Insight Portfolio – Class T	500,000,000 shares
Global Insight Portfolio – Class IR	500,000,000 shares
Global Opportunity Portfolio – Class I	500,000,000 shares
Global Opportunity Portfolio – Class A	1,000,000,000 shares
Global Opportunity Portfolio – Class L	500,000,000 shares
Global Opportunity Portfolio – Class R6	500,000,000 shares
Global Opportunity Portfolio – Class C	500,000,000 shares
Global Opportunity Portfolio – Class T	500,000,000 shares
Global Opportunity Portfolio – Class IR	500,000,000 shares
Global Permanence Portfolio – Class I	500,000,000 shares
Global Permanence Portfolio – Class A	500,000,000 shares
Global Permanence Portfolio – Class R6	500,000,000 shares
Global Permanence Portfolio – Class C	500,000,000 shares
Global Permanence Portfolio – Class IR	500,000,000 shares
Global Real Estate Portfolio – Class I	500,000,000 shares
Global Real Estate Portfolio – Class A	1,000,000,000 shares
Global Real Estate Portfolio – Class L	500,000,000 shares
4

Global Real Estate Portfolio – Class R6	500,000,000 shares
Global Real Estate Portfolio – Class C	500,000,000 shares
Global Real Estate Portfolio – Class T	500,000,000 shares
Global Real Estate Portfolio – Class IR	500,000,000 shares
Global Sustain Portfolio – Class I	500,000,000 shares
Global Sustain Portfolio – Class A	500,000,000 shares
Global Sustain Portfolio – Class L	500,000,000 shares
Global Sustain Portfolio – Class R6	500,000,000 shares
Global Sustain Portfolio – Class C	500,000,000 shares
Global Sustain Portfolio – Class T	500,000,000 shares
Global Sustain Portfolio – Class IR	500,000,000 shares
Growth Portfolio – Class I	500,000,000 shares
Growth Portfolio – Class A	1,000,000,000 shares
Growth Portfolio – Class L	500,000,000 shares
Growth Portfolio – Class R6	500,000,000 shares
Growth Portfolio – Class C	500,000,000 shares
Growth Portfolio – Class T	500,000,000 shares
Growth Portfolio – Class IR	500,000,000 shares
Inception Portfolio – Class I	500,000,000 shares
Inception Portfolio – Class A	1,000,000,000 shares
Inception Portfolio – Class L	500,000,000 shares
Inception Portfolio – Class R6	500,000,000 shares
Inception Portfolio – Class C	500,000,000 shares
Inception Portfolio – Class T	500,000,000 shares
Inception Portfolio – Class IR	500,000,000 shares
International Advantage Portfolio – Class I	500,000,000 shares
International Advantage Portfolio – Class A	1,000,000,000 shares
International Advantage Portfolio – Class L	500,000,000 shares
International Advantage Portfolio – Class R6	500,000,000 shares
International Advantage Portfolio – Class C	500,000,000 shares
International Advantage Portfolio – Class T	500,000,000 shares
International Advantage Portfolio – Class IR	500,000,000 shares
International Equity Portfolio – Class I	500,000,000 shares
International Equity Portfolio – Class A	1,000,000,000 shares
International Equity Portfolio – Class L	500,000,000 shares
International Equity Portfolio – Class R6	500,000,000 shares
International Equity Portfolio – Class C	500,000,000 shares
International Equity Portfolio – Class T	500,000,000 shares
International Equity Portfolio – Class IR	500,000,000 shares
International Opportunity Portfolio – Class I	500,000,000 shares
International Opportunity Portfolio – Class A	1,000,000,000 shares
International Opportunity Portfolio – Class L	500,000,000 shares
International Opportunity Portfolio – Class R6	500,000,000 shares
International Opportunity Portfolio – Class C	500,000,000 shares
International Opportunity Portfolio – Class T	500,000,000 shares
International Opportunity Portfolio – Class IR	500,000,000 shares
5

Multi-Asset Real Return Portfolio – Class I	500,000,000 shares
Multi-Asset Real Return Portfolio – Class A	500,000,000 shares
Multi-Asset Real Return Portfolio – Class R6	500,000,000 shares
Multi-Asset Real Return Portfolio – Class C	500,000,000 shares
Multi-Asset Real Return Portfolio – Class T	500,000,000 shares
Multi-Asset Real Return Portfolio – Class IR	500,000,000 shares
Next Gen Emerging Markets Portfolio – Class I	500,000,000 shares
Next Gen Emerging Markets Portfolio – Class A	1,000,000,000 shares
Next Gen Emerging Markets Portfolio – Class L	500,000,000 shares
Next Gen Emerging Markets Portfolio – Class R6	500,000,000 shares
Next Gen Emerging Markets Portfolio – Class C	500,000,000 shares
Next Gen Emerging Markets Portfolio – Class T	500,000,000 shares
Next Gen Emerging Markets Portfolio – Class IR	500,000,000 shares
Permanence Portfolio – Class I	500,000,000 shares
Permanence Portfolio – Class A	500,000,000 shares
Permanence Portfolio – Class R6	500,000,000 shares
Permanence Portfolio – Class C	500,000,000 shares
Permanence Portfolio – Class IR	500,000,000 shares
US Core Portfolio – Class I	500,000,000 shares
US Core Portfolio – Class A	500,000,000 shares
US Core Portfolio – Class R6	500,000,000 shares
US Core Portfolio – Class C	500,000,000 shares
US Core Portfolio – Class T	500,000,000 shares
US Core Portfolio – Class IR	500,000,000 shares
U.S. Focus Real Estate Portfolio – Class I	625,000,000 shares
U.S. Focus Real Estate Portfolio – Class A	625,000,000 shares
U.S. Focus Real Estate Portfolio – Class R6	625,000,000 shares
U.S. Focus Real Estate Portfolio – Class C	625,000,000 shares
U.S. Focus Real Estate Portfolio – Class IR	625,000,000 shares
U.S. Real Estate Portfolio – Class I	500,000,000 shares
U.S. Real Estate Portfolio – Class A	1,000,000,000 shares
U.S. Real Estate Portfolio – Class L	500,000,000 shares
U.S. Real Estate Portfolio – Class R6	500,000,000 shares
U.S. Real Estate Portfolio – Class C	500,000,000 shares
U.S. Real Estate Portfolio – Class T	500,000,000 shares
U.S. Real Estate Portfolio – Class IR	500,000,000 shares
Vitality Portfolio – Class I	625,000,000 shares
Vitality Portfolio – Class A	625,000,000 shares
Vitality Portfolio – Class R6	625,000,000 shares
Vitality Portfolio – Class C	625,000,000 shares
Vitality Portfolio – Class IR	625,000,000 shares
Total	111,875,000,000 shares

FIFTH: As increased, the total number of shares of stock of all classes that the Corporation has authority to issue is one hundred twenty-one billion two hundred fifty million (121,250,000,000) shares of common stock, par value $0.001 per share, having an aggregate par

6

value of one hundred twenty-one million two hundred fifty thousand dollars ($121,250,000) and designated and classified in the following portfolios and classes:

NAME OF CLASS	NUMBER OF SHARES OF COMMON STOCK CLASSIFIED AND ALLOCATED

Active International Allocation Portfolio – Class I	500,000,000 shares
Active International Allocation Portfolio – Class A	1,000,000,000 shares
Active International Allocation Portfolio – Class L	500,000,000 shares
Active International Allocation Portfolio – Class R6	500,000,000 shares
Active International Allocation Portfolio – Class C	500,000,000 shares
Active International Allocation Portfolio – Class T	500,000,000 shares
Active International Allocation Portfolio – Class IR	500,000,000 shares
Advantage Portfolio – Class I	500,000,000 shares
Advantage Portfolio – Class A	1,000,000,000 shares
Advantage Portfolio – Class L	500,000,000 shares
Advantage Portfolio – Class R6	500,000,000 shares
Advantage Portfolio – Class C	500,000,000 shares
Advantage Portfolio – Class T	500,000,000 shares
Advantage Portfolio – Class IR	500,000,000 shares
American Resilience Portfolio – Class I	625,000,000 shares
American Resilience Portfolio – Class A	625,000,000 shares
American Resilience Portfolio – Class R6	625,000,000 shares
American Resilience Portfolio – Class C	625,000,000 shares
American Resilience Portfolio – Class IR	625,000,000 shares
Asia Opportunity Portfolio – Class I	500,000,000 shares
Asia Opportunity Portfolio – Class A	500,000,000 shares
Asia Opportunity Portfolio – Class R6	500,000,000 shares
Asia Opportunity Portfolio – Class C	500,000,000 shares
Asia Opportunity Portfolio – Class T	500,000,000 shares
Asia Opportunity Portfolio – Class IR	500,000,000 shares
China Equity Portfolio – Class I	500,000,000 shares
China Equity Portfolio – Class A	500,000,000 shares
China Equity Portfolio – Class R6	500,000,000 shares
China Equity Portfolio – Class C	500,000,000 shares
China Equity Portfolio – Class IR	500,000,000 shares
Counterpoint Global Portfolio – Class I	500,000,000 shares
Counterpoint Global Portfolio – Class A	500,000,000 shares
Counterpoint Global Portfolio – Class R6	500,000,000 shares
Counterpoint Global Portfolio – Class C	500,000,000 shares
Counterpoint Global Portfolio – Class T	500,000,000 shares
Counterpoint Global Portfolio – Class IR	500,000,000 shares
Developing Opportunity Portfolio – Class I	500,000,000 shares
Developing Opportunity Portfolio – Class A	500,000,000 shares
Developing Opportunity Portfolio – Class R6	500,000,000 shares
7

Developing Opportunity Portfolio – Class C	500,000,000 shares
Developing Opportunity Portfolio – Class IR	500,000,000 shares
Emerging Markets Fixed Income Opportunities Portfolio – Class I	500,000,000 shares
Emerging Markets Fixed Income Opportunities Portfolio – Class A	1,000,000,000 shares
Emerging Markets Fixed Income Opportunities Portfolio – Class L	500,000,000 shares
Emerging Markets Fixed Income Opportunities Portfolio – Class R6	500,000,000 shares
Emerging Markets Fixed Income Opportunities Portfolio – Class C	500,000,000 shares
Emerging Markets Fixed Income Opportunities Portfolio – Class T	500,000,000 shares
Emerging Markets Fixed Income Opportunities Portfolio – Class IR	500,000,000 shares
Emerging Markets Leaders Portfolio – Class I	500,000,000 shares
Emerging Markets Leaders Portfolio – Class A	1,000,000,000 shares
Emerging Markets Leaders Portfolio – Class L	500,000,000 shares
Emerging Markets Leaders Portfolio – Class R6	500,000,000 shares
Emerging Markets Leaders Portfolio – Class C	500,000,000 shares
Emerging Markets Leaders Portfolio – Class T	500,000,000 shares
Emerging Markets Leaders Portfolio – Class IR	500,000,000 shares
Emerging Markets Portfolio – Class I	500,000,000 shares
Emerging Markets Portfolio – Class A	1,000,000,000 shares
Emerging Markets Portfolio – Class L	500,000,000 shares
Emerging Markets Portfolio – Class R6	500,000,000 shares
Emerging Markets Portfolio – Class C	500,000,000 shares
Emerging Markets Portfolio – Class T	500,000,000 shares
Emerging Markets Portfolio – Class IR	500,000,000 shares
Global Concentrated Portfolio – Class I	500,000,000 shares
Global Concentrated Portfolio – Class A	500,000,000 shares
Global Concentrated Portfolio – Class R6	500,000,000 shares
Global Concentrated Portfolio – Class C	500,000,000 shares
Global Concentrated Portfolio – Class T	500,000,000 shares
Global Concentrated Portfolio – Class IR	500,000,000 shares
Global Core Portfolio – Class I	500,000,000 shares
Global Core Portfolio – Class A	500,000,000 shares
Global Core Portfolio – Class R6	500,000,000 shares
Global Core Portfolio – Class C	500,000,000 shares
Global Core Portfolio – Class T	500,000,000 shares
Global Core Portfolio – Class IR	500,000,000 shares
Global Endurance Portfolio – Class I	500,000,000 shares
Global Endurance Portfolio – Class A	500,000,000 shares
Global Endurance Portfolio – Class R6	500,000,000 shares
Global Endurance Portfolio – Class C	500,000,000 shares
8

Global Endurance Portfolio – Class T	500,000,000 shares
Global Endurance Portfolio – Class IR	500,000,000 shares
Global Focus Real Estate Portfolio – Class I	625,000,000 shares
Global Focus Real Estate Portfolio – Class A	625,000,000 shares
Global Focus Real Estate Portfolio – Class R6	625,000,000 shares
Global Focus Real Estate Portfolio – Class C	625,000,000 shares
Global Focus Real Estate Portfolio – Class IR	625,000,000 shares
Global Franchise Portfolio – Class I	500,000,000 shares
Global Franchise Portfolio – Class A	1,000,000,000 shares
Global Franchise Portfolio – Class L	500,000,000 shares
Global Franchise Portfolio – Class R6	500,000,000 shares
Global Franchise Portfolio – Class C	500,000,000 shares
Global Franchise Portfolio – Class T	500,000,000 shares
Global Franchise Portfolio – Class IR	500,000,000 shares
Global Infrastructure Portfolio – Class I	500,000,000 shares
Global Infrastructure Portfolio – Class A	1,000,000,000 shares
Global Infrastructure Portfolio – Class L	500,000,000 shares
Global Infrastructure Portfolio – Class R6	500,000,000 shares
Global Infrastructure Portfolio – Class C	500,000,000 shares
Global Infrastructure Portfolio – Class T	500,000,000 shares
Global Infrastructure Portfolio – Class IR	500,000,000 shares
Global Insight Portfolio – Class I	500,000,000 shares
Global Insight Portfolio – Class A	1,000,000,000 shares
Global Insight Portfolio – Class L	500,000,000 shares
Global Insight Portfolio – Class R6	500,000,000 shares
Global Insight Portfolio – Class C	500,000,000 shares
Global Insight Portfolio – Class T	500,000,000 shares
Global Insight Portfolio – Class IR	500,000,000 shares
Global Opportunity Portfolio – Class I	500,000,000 shares
Global Opportunity Portfolio – Class A	1,000,000,000 shares
Global Opportunity Portfolio – Class L	500,000,000 shares
Global Opportunity Portfolio – Class R6	500,000,000 shares
Global Opportunity Portfolio – Class C	500,000,000 shares
Global Opportunity Portfolio – Class T	500,000,000 shares
Global Opportunity Portfolio – Class IR	500,000,000 shares
Global Permanence Portfolio – Class I	500,000,000 shares
Global Permanence Portfolio – Class A	500,000,000 shares
Global Permanence Portfolio – Class R6	500,000,000 shares
Global Permanence Portfolio – Class C	500,000,000 shares
Global Permanence Portfolio – Class IR	500,000,000 shares
Global Real Estate Portfolio – Class I	500,000,000 shares
Global Real Estate Portfolio – Class A	1,000,000,000 shares
Global Real Estate Portfolio – Class L	500,000,000 shares
Global Real Estate Portfolio – Class R6	500,000,000 shares
Global Real Estate Portfolio – Class C	500,000,000 shares
Global Real Estate Portfolio – Class T	500,000,000 shares
9

Global Real Estate Portfolio – Class IR	500,000,000 shares
Global Sustain Portfolio – Class I	500,000,000 shares
Global Sustain Portfolio – Class A	500,000,000 shares
Global Sustain Portfolio – Class L	500,000,000 shares
Global Sustain Portfolio – Class R6	500,000,000 shares
Global Sustain Portfolio – Class C	500,000,000 shares
Global Sustain Portfolio – Class T	500,000,000 shares
Global Sustain Portfolio – Class IR	500,000,000 shares
Growth Portfolio – Class I	500,000,000 shares
Growth Portfolio – Class A	1,000,000,000 shares
Growth Portfolio – Class L	500,000,000 shares
Growth Portfolio – Class R6	500,000,000 shares
Growth Portfolio – Class C	500,000,000 shares
Growth Portfolio – Class T	500,000,000 shares
Growth Portfolio – Class IR	500,000,000 shares
Inception Portfolio – Class I	500,000,000 shares
Inception Portfolio – Class A	1,000,000,000 shares
Inception Portfolio – Class L	500,000,000 shares
Inception Portfolio – Class R6	500,000,000 shares
Inception Portfolio – Class C	500,000,000 shares
Inception Portfolio – Class T	500,000,000 shares
Inception Portfolio – Class IR	500,000,000 shares
International Advantage Portfolio – Class I	500,000,000 shares
International Advantage Portfolio – Class A	1,000,000,000 shares
International Advantage Portfolio – Class L	500,000,000 shares
International Advantage Portfolio – Class R6	500,000,000 shares
International Advantage Portfolio – Class C	500,000,000 shares
International Advantage Portfolio – Class T	500,000,000 shares
International Advantage Portfolio – Class IR	500,000,000 shares
International Equity Portfolio – Class I	500,000,000 shares
International Equity Portfolio – Class A	1,000,000,000 shares
International Equity Portfolio – Class L	500,000,000 shares
International Equity Portfolio – Class R6	500,000,000 shares
International Equity Portfolio – Class C	500,000,000 shares
International Equity Portfolio – Class T	500,000,000 shares
International Equity Portfolio – Class IR	500,000,000 shares
International Opportunity Portfolio – Class I	500,000,000 shares
International Opportunity Portfolio – Class A	1,000,000,000 shares
International Opportunity Portfolio – Class L	500,000,000 shares
International Opportunity Portfolio – Class R6	500,000,000 shares
International Opportunity Portfolio – Class C	500,000,000 shares
International Opportunity Portfolio – Class T	500,000,000 shares
International Opportunity Portfolio – Class IR	500,000,000 shares
International Resilience Portfolio – Class I	625,000,000 shares
International Resilience Portfolio – Class A	625,000,000 shares
International Resilience Portfolio – Class R6	625,000,000 shares
10

International Resilience Portfolio – Class C	625,000,000 shares
International Resilience Portfolio – Class IR	625,000,000 shares
Multi-Asset Real Return Portfolio – Class I	500,000,000 shares
Multi-Asset Real Return Portfolio – Class A	500,000,000 shares
Multi-Asset Real Return Portfolio – Class R6	500,000,000 shares
Multi-Asset Real Return Portfolio – Class C	500,000,000 shares
Multi-Asset Real Return Portfolio – Class T	500,000,000 shares
Multi-Asset Real Return Portfolio – Class IR	500,000,000 shares
Next Gen Emerging Markets Portfolio – Class I	500,000,000 shares
Next Gen Emerging Markets Portfolio – Class A	1,000,000,000 shares
Next Gen Emerging Markets Portfolio – Class L	500,000,000 shares
Next Gen Emerging Markets Portfolio – Class R6	500,000,000 shares
Next Gen Emerging Markets Portfolio – Class C	500,000,000 shares
Next Gen Emerging Markets Portfolio – Class T	500,000,000 shares
Next Gen Emerging Markets Portfolio – Class IR	500,000,000 shares
Permanence Portfolio – Class I	500,000,000 shares
Permanence Portfolio – Class A	500,000,000 shares
Permanence Portfolio – Class R6	500,000,000 shares
Permanence Portfolio – Class C	500,000,000 shares
Permanence Portfolio – Class IR	500,000,000 shares
Sustainable Emerging Markets Portfolio – Class I	625,000,000 shares
Sustainable Emerging Markets Portfolio – Class A	625,000,000 shares
Sustainable Emerging Markets Portfolio – Class R6	625,000,000 shares
Sustainable Emerging Markets Portfolio – Class C	625,000,000 shares
Sustainable Emerging Markets Portfolio – Class IR	625,000,000 shares
US Core Portfolio – Class I	500,000,000 shares
US Core Portfolio – Class A	500,000,000 shares
US Core Portfolio – Class R6	500,000,000 shares
US Core Portfolio – Class C	500,000,000 shares
US Core Portfolio – Class T	500,000,000 shares
US Core Portfolio – Class IR	500,000,000 shares
U.S. Focus Real Estate Portfolio – Class I	625,000,000 shares
U.S. Focus Real Estate Portfolio – Class A	625,000,000 shares
U.S. Focus Real Estate Portfolio – Class R6	625,000,000 shares
U.S. Focus Real Estate Portfolio – Class C	625,000,000 shares
U.S. Focus Real Estate Portfolio – Class IR	625,000,000 shares
U.S. Real Estate Portfolio – Class I	500,000,000 shares
U.S. Real Estate Portfolio – Class A	1,000,000,000 shares
U.S. Real Estate Portfolio – Class L	500,000,000 shares
U.S. Real Estate Portfolio – Class R6	500,000,000 shares
U.S. Real Estate Portfolio – Class C	500,000,000 shares
U.S. Real Estate Portfolio – Class T	500,000,000 shares
U.S. Real Estate Portfolio – Class IR	500,000,000 shares
Vitality Portfolio – Class I	625,000,000 shares
Vitality Portfolio – Class A	625,000,000 shares
Vitality Portfolio – Class R6	625,000,000 shares
11

Vitality Portfolio – Class C	625,000,000 shares
Vitality Portfolio – Class IR	625,000,000 shares
Total	121,250,000,000 shares

SIXTH: The aggregate number of shares of stock of all classes that the Corporation has authority to issue has been increased by the Board of Directors in accordance with Section 2-105(c) of the Maryland General Corporation Law, and the shares of American Resilience Portfolio – Class I, American Resilience Portfolio – Class A, American Resilience Portfolio – Class R6, American Resilience Portfolio – Class C, American Resilience Portfolio – Class IR, International Resilience Portfolio – Class I, International Resilience Portfolio – Class A, International Resilience Portfolio – Class R6, International Resilience Portfolio – Class C, International Resilience Portfolio – Class IR, Sustainable Emerging Markets Portfolio – Class I, Sustainable Emerging Markets Portfolio – Class A, Sustainable Emerging Markets Portfolio – Class R6, Sustainable Emerging Markets Portfolio – Class C and Sustainable Emerging Markets Portfolio – Class IR have been classified and designated by the Board of Directors under the authority contained in Article FIFTH, Section 3 of the Charter.

[SIGNATURE PAGE FOLLOWS]

12

IN WITNESS WHEREOF, the Corporation has caused these Articles Supplementary to be signed in its name and on its behalf by its President and attested to on its behalf by its Secretary on this 12th day of May, 2022.

MORGAN STANLEY INSTITUTIONAL FUND, INC.

By:	/s/ John H. Gernon
John H. Gernon
President

ATTEST:

/s/ Mary E. Mullin
Mary E. Mullin
Secretary

THE UNDERSIGNED, President of MORGAN STANLEY INSTITUTIONAL FUND, INC., who executed on behalf of the Corporation the foregoing Articles Supplementary of which this certificate is made a part, hereby acknowledges, in the name and on behalf of the Corporation, the foregoing Articles Supplementary to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned President acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

/s/ John H. Gernon
John H. Gernon
President
13